Summary of Significant Accounting Policies (Policies) - EBP 003	12 Months Ended
Dec. 31, 2025
EBP, Accounting Policy [Line Items]
Basis of Accounting

Basis of Accounting—Each fund of the Plan is accounted for separately. The accounts of these funds are maintained, and the accompanying financial statements have been prepared, on the accrual basis of accounting.

Investments held by a defined contribution plan are required to be reported at fair value, except for fully benefit-responsive investment contracts. Contract value is the relevant measure for the portion of the net assets available for benefits of a defined contribution plan attributable to fully benefit-responsive investment contracts because contract value is the amount participants normally would receive if they were to initiate permitted transactions under the terms of the Plan.

Use of Estimates

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and changes therein, and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Valuation of Investments

Valuation of Investments—Investments are reported at fair value other than the guaranteed investment contracts (“GICs”) included in the Stable Value Fund. GICs are stated at contract value, which is equivalent to cost plus reinvested interest. Purchases and sales of securities are recorded on a trade-date basis. Interest income is generally recorded on an accrual basis. Dividends are recorded on the ex-dividend date. Net appreciation or depreciation in fair value of investments includes gains and losses on investments bought and sold, as well as held, during the year.

The value of all funds and the interests of participants under each fund are calculated on a daily basis based on the best information available, which may include estimated values. See Note 5 for discussion of fair value measurements.

Notes Receivable From Participants	Notes Receivable From Participants —Notes receivable from participants are measured at their unpaid principal balance plus any accrued but unpaid interest.
Expenses

Expenses—Other than as described below, no fees are charged to participants for Plan administrative and operating expenses. Plan administrative and operating expenses are paid directly by the Company. The Company reserves the right to initiate charges to participants for Plan administrative and operating costs in the future.

A participant’s account is charged a fee of $75.00 for each loan taken by the participant. If expedited mailing of a loan or distribution check is requested, an additional fee is charged to the participant’s account.

A participant who invests in the self-directed brokerage account is charged a $50.00 annual fee which is deducted quarterly ($12.50 per quarter) from the participant’s account. In addition, any mutual fund investment purchased or sold through the self-directed brokerage account may carry with it additional fees. The Empower Brokerage Fee Schedule provided to participants details such fees including a redemption fee of $50.00 for almost any mutual fund investment that is not held for at least 30 days.

A QDRO fee of $300.00 applies when the Plan is presented with a qualified domestic relations order for review and processing, and is deducted in equal portions from the accounts of the participant and the alternate payee.

Other fees primarily represent investment management advisory fees that are charged to individual participants who select this fee-based service. Fees for the aforementioned services are paid to Empower Advisory Group, LLC for 2025 and Advised Assets Group, LLC for 2024.

Payment of Benefits	Payment of Benefits—Payments are recorded when paid.